Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report of Heartland Partners, L.P. (the "Company") on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence S. Adelson, President of CMC/Heartland Partners Holdings, Inc., the general partner of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2006               By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                        its General Partner

                                    By: /s/ Lawrence S. Adelson
                                        ----------------------------------------
                                        Name: Lawrence S. Adelson
                                        Title: President

           This certification accompanies this Report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.